Exhibit 12

                        SIDLEY AUSTIN BROWN & WOOD LLP


       CHICAGO                 787 SEVENTH AVE.                BEIJING
        ----               NEW YORK, NEW YORK 10019             ----
       DALLAS               TELEPHONE 212 839 5300             GENEVA
        ----                FACSIMILE 212 839 5599              ----
     LOS ANGELES                www.sidley.com                HONG KONG
        ----                                                    ----
    SAN FRANCISCO                FOUNDED 1866                  LONDON
        ----                                                    ----
   WASHINGTON, D.C.                                           SHANGHAI
        ----                                                    ----
                                                             SINGAPORE
                                                                ----
                                                               TOKYO



                                            February 24, 2003



Core Bond Portfolio, a series of
Merrill Lynch Bond Fund, Inc.
800 Scudders Mill Road
Plainsboro, New Jersey  08536

Merrill Lynch Total Return Bond Fund, a series of
Merrill Lynch Investment Managers Funds, Inc.
800 Scudders Mill Road
Plainsboro, New Jersey  08536

Mercury Total Return Bond Fund, a series of
Mercury Funds II
800 Scudders Mill Road
Plainsboro, New Jersey 08536

                    Re: Reorganization of Merrill Lynch Total Return Bond Fund, Mercury Total Return Bond Fund and Core Bond Portfolio,
                          a series of Merrill Lynch Bond Fund, Inc.
                          -----------------------------------------

Ladies and Gentlemen:

     You have requested our opinion as to certain Federal income tax consequences of the acquisition by Core Bond Portfolio ("Core Bond"), a series of Merrill Lynch Bond Fund, Inc., of substantially all of the assets of, and the assumption by Core Bond of substantially all of the liabilities of, Merrill Lynch Total Return Bond Fund ("ML Total Return"), a series of Merrill Lynch Investment Managers Funds, Inc. ("MLIM Fund"), and Mercury Total Return Bond Fund ("Mercury Total Return Bond"), a series of Mercury Funds II ("Mercury Trust"), (each, a "Target Fund" and together, the "Target Funds"), and the simultaneous distribution of newly-issued shares of common stock, par value $.10 per share, of Core Bond to the shareholders of each Target Fund (the "Reorganization"). Target Funds are organized in a master/feeder structure as "feeder" funds that invest all of their respective assets in a master trust. ML Total Return and Mercury Total Return Bond both invest in Total Return Bond Master Portfolio ("Total Return Master"), a series of Fund Asset Management Master Trust, a Delaware statutory trust ("FAM Trust"). The Reorganization will comprise (i) the acquisition on a pro rata

SIDLEY AUSTIN BROWN & WOOD LLP                                        NEW YORK

Core Bond Portfolio
Merrill Lynch Total Return Bond Fund
Mercury Total Return Bond Fund
February 24, 2003
Page 2



basis of all the assets and the assumption on a pro rata basis of all of the liabilities of Total Return Master by each Target Fund, in return for all of the beneficial interests in Total Return Master held by each Target Fund, (ii) the acquisition of the assets and assumption of the liabilities of each Target Fund by Core Bond solely in exchange for shares of common stock of Core Bond, and (iii) the subsequent distribution by each Target Fund of Core Bond shares to such Target Fund's shareholders in liquidation. After the Reorganization, ML Total Return and Mercury Total Return will cease to operate, will have no assets remaining, will have final Federal and state (if any) tax returns filed on their behalf and will be terminated as a series of MLIM Fund and Mercury Trust respectively. Total Return Master will be terminated as a series of FAM Trust in accordance with FAM Trust's Declaration of Trust, as amended and the laws of the State of Delaware.

     This opinion letter is furnished pursuant to Sections 13(h), 14 (h), and 17(l) of the Agreement and Plan of Reorganization, dated as of December 4, 2002, by and among Merrill Lynch Global Bond Fund for Investment and Retirement, Mercury Trust on behalf of Mercury Total Return Bond, MLIM Fund on behalf of ML Total Return Bond, FAM Trust on behalf of Total Return Master, The Corporate Fund Accumulation Program, Inc., and Merrill Lynch Bond Fund, Inc. on behalf of Core Bond (the "Plan"). All terms used herein, unless otherwise defined, are used as defined in the Plan.

     In rendering our opinion, we have reviewed and relied upon (a) the Plan,
(b) the Registration Statement on Form N-14 (File No. 333-100666), Pre-Effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, and a copy of the Joint Proxy Statement and Prospectus and the Statement of Additional Information as filed in Pre-Effective Amendment No. 1 to the Registration Statement (collectively, the "N-14 Registration Statement") by Merrill Lynch Bond Fund, Inc., with the Securities and Exchange Commission, and (c)(i) certain representations concerning the Reorganization made by ML Total Return dated February 24, 2003,
(ii) certain representations concerning the Reorganization made by Mercury Total Return dated February 24, 2003, (iii) certain representations concerning the Reorganization made by Total Return Master dated February 24, 2003, and
(d) certain representations concerning the Reorganization made by Core Bond dated February 24, 2003 (collectively, the "Representations").

     Based upon current law, including cases and administrative interpretations thereof and on the reviewed materials listed above, it is our opinion that:

1. Under section 731 of the Internal Revenue Code of 1986, as amended (the "Code"), each Target Fund and Total Return Master will not recognize gain or loss on the distribution by Total Return Master to each Target Fund of its proportionate share of the assets and liabilities

SIDLEY AUSTIN BROWN & WOOD LLP                                        NEW YORK

Core Bond Portfolio
Merrill Lynch Total Return Bond Fund
Mercury Total Return Bond Fund
February 24, 2003
Page 3



    of Total Return Master in return for all of the beneficial interests in Total Return Master held by each Target Fund.

2. Under section 732 of the Code, each Target Fund's tax basis in the assets received in liquidation of such Target Fund's interest in Total Return Master will be equal to the adjusted basis of such Target Fund's interest in Total Return Master, reduced by the amount of any money distributed.

3. Under section 1223 of the Code, each Target Fund's holding period for the assets received in return for its respective interest in Total Return Master will include the period for which such assets were held by Total Return Master.

4. The acquisition by Core Bond of substantially all of the assets of a Target Fund, as described in the Plan, will each constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and Core Bond and a Target Fund will each be a "party" to a reorganization within the meaning of section 368(b) of the Code.

5. In accordance with section 361(a) of the Code, each Target Fund will not recognize any gain or loss either on the transfer of substantially all of its assets to Core Bond in exchange solely for shares of common stock of Core Bond or on the simultaneous distribution of Core Bond common stock to shareholders of each Target Fund.

6. Under section 1032 of the Code, Core Bond will recognize no gain or loss as a result of the Reorganization.

7. In accordance with section 354(a)(1) of the Code, shareholders of each Target Fund will recognize no gain or loss on the exchange of their shares of Target Fund for Core Bond common stock.

8. The basis of the assets of each Target Fund received by Core Bond will be the same as the basis of such assets to such Target Fund immediately before the Reorganization under section 362(b) of the Code.

9. Under section 358 of the Code, the basis of Core Bond common stock received by shareholders of each Target Fund will be the same as the basis of their shares of Target Fund exchanged pursuant to the Reorganization.

10. Under section 1223 of the Code, the holding period of Core Bond common stock received in the Reorganization will include the holding period of the shares of Target Fund exchanged pursuant to the Reorganization, provided that such shares of Target Fund were held as a capital asset on the date of the Reorganization.

SIDLEY AUSTIN BROWN & WOOD LLP                                        NEW YORK

Core Bond Portfolio
Merrill Lynch Total Return Bond Fund
Mercury Total Return Bond Fund
February 24, 2003
Page 4



11. The holding period of the assets acquired by Core Bond from each Target Fund will include the period during which such assets were held by each Target Fund under section 1223 of the Code.

12. Pursuant to section 381(a) of the Code and section 1.381(a)-1 of the Income Tax Regulations, Core Bond will succeed to and take into account the items of each Target Fund described in section 381(c) of the Code, subject to the provisions and limitations specified in sections 381, 382, 383 and 384 of the Code and the regulations thereunder. Under section 381(b) of the Code, the tax year of each Target Fund will end on the date of the Reorganization.

     Our opinion represents our best legal judgment with respect to the proper Federal income tax treatment of the Reorganization, based on the facts contained in the Plan, the N-14 Registration Statement and the Representations. Our opinion assumes the accuracy of the facts as described in the Plan, the N-14 Registration Statement and the Representations and could be affected if any of the facts as so described are inaccurate.

     We are furnishing this opinion letter to the addressees hereof, solely for the benefit of such addressees in connection with the Reorganization. This opinion letter is not to be used, circulated, quoted or otherwise referred to for any other purpose.

                                            Very truly yours,

                                            /s/ Sidley Austin Brown & Wood LLP

                        SIDLEY AUSTIN BROWN & WOOD LLP


       CHICAGO                 787 SEVENTH AVE.                BEIJING
        ----               NEW YORK, NEW YORK 10019             ----
       DALLAS               TELEPHONE 212 839 5300             GENEVA
        ----                FACSIMILE 212 839 5599              ----
     LOS ANGELES                www.sidley.com                HONG KONG
        ----                                                    ----
    SAN FRANCISCO                FOUNDED 1866                  LONDON
        ----                                                    ----
   WASHINGTON, D.C.                                           SHANGHAI
        ----                                                    ----
                                                             SINGAPORE
                                                                ----
                                                               TOKYO





                                            March 24, 2003



Core Bond Portfolio, a series of
Merrill Lynch Bond Fund, Inc.
800 Scudders Mill Road
Plainsboro, New Jersey  08536

Merrill Lynch Global Bond Fund for
Investment and Retirement
800 Scudders Mill Road
Plainsboro, New Jersey  08536



                    Re: Reorganization of Merrill Lynch Global Bond Fund for Investment and Retirement,
                          and Core Bond Portfolio,
                          a series of Merrill Lynch Bond Fund, Inc.
                          -----------------------------------------

Ladies and Gentlemen:

     You have requested our opinion as to certain Federal income tax consequences of the acquisition by Core Bond Portfolio ("Core Bond"), a series of Merrill Lynch Bond Fund, Inc., of substantially all of the assets of, and the assumption by Core Bond of substantially all of the liabilities of, Merrill Lynch Global Bond Fund for Investment and Retirement ("Global Bond") and the simultaneous distribution of newly-issued shares of common stock, par value $.10 per share, of Core Bond to the shareholders of Global Bond (the "Reorganization"). After the Reorganization, Global Bond will cease to operate, will have no assets remaining, will have final Federal and state (if any) tax returns filed on its behalf and will dissolve under Massachusetts law.

     This opinion letter is furnished pursuant to Sections 12(h) and 17(l) of the Agreement and Plan of Reorganization, dated as of December 4, 2002, by and among Mercury Funds II, on

SIDLEY AUSTIN BROWN & WOOD LLP                                        NEW YORK

Core Bond Portfolio
Merrill Lynch Global Bond Fund
Investment and Retirement
March 24, 2003
Page 2



behalf of Mercury Total Return Bond Fund, Merrill Lynch Investment Managers Funds, Inc., on behalf of Merrill Lynch Total Return Bond Fund, Global Bond, Fund Asset Management Master Trust, on behalf of Total Return Bond Master Portfolio, The Corporate Fund Accumulation Program, Inc., and Merrill Lynch Bond Fund, Inc. on behalf of Core Bond (the "Plan"). All terms used herein, unless otherwise defined, are used as defined in the Plan.

     In rendering our opinion, we have reviewed and relied upon (a) the Plan,
(b) the Registration Statement on Form N-14 (File No. 333-100666), Pre-Effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, and a copy of the Joint Proxy Statement and Prospectus and the Statement of Additional Information as filed in Pre-Effective Amendment No. 1 to the Registration Statement (collectively, the "N-14 Registration Statement") by Merrill Lynch Bond Fund, Inc., with the Securities and Exchange Commission, and (c) certain representations concerning the Reorganization made by Global Bond dated March 24, 2003 and (d) certain representations concerning the Reorganization made by Core Bond dated March 24, 2003 (together, the "Representations").

     Based upon current law, including cases and administrative interpretations thereof and on the reviewed materials listed above, it is our opinion that:

1. The acquisition by Core Bond of substantially all of the assets of Global Bond, as described in the Plan, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and Core Bond and Global Bond will each be a "party" to a reorganization within the meaning of section 368(b) of the Code.

2. In accordance with section 361(a) of the Code, Global Bond will not recognize any gain or loss either on the transfer of substantially all of its assets to Core Bond in exchange solely for shares of common stock of Core Bond or on the simultaneous distribution of shares of common stock of Core Bond to shareholders of Global Bond.

3. Under section 1032 of the Code, Core Bond will recognize no gain or loss as a result of the Reorganization.

4. In accordance with section 354(a)(1) of the Code, shareholders of Global Bond will recognize no gain or loss on the exchange of their shares of Global Bond for shares of common stock of Core Bond.

5. The basis of the assets of Global Bond received by Core Bond will be the same as the basis of such assets to Global Bond immediately before the Reorganization under section 362(b) of the Code.

SIDLEY AUSTIN BROWN & WOOD LLP                                        NEW YORK

Core Bond Portfolio
Merrill Lynch Global Bond Fund
Investment and Retirement
March 24, 2003
Page 3



6. Under section 358 of the Code, immediately after the Reorganization the basis of shares of common stock of Core Bond received by shareholders of Global Bond will be the same as the basis of their shares of Global Bond exchanged pursuant to the Reorganization.

7. Under section 1223 of the Code, the holding period of shares of common stock of Core Bond received in the Reorganization will include the holding period of the shares of Global Bond exchanged pursuant to the Reorganization, provided that such shares of Global Bond were held as a capital asset on the date of the Reorganization.

8. The holding period of the assets acquired by Core Bond from Global Bond will include the period during which such assets were held by Global Bond under section 1223 of the Code.

9. Pursuant to section 381(a) of the Code and section 1.381(a)-1 of the Income Tax Regulations, Core Bond will succeed to and take into account the items of Global Bond described in section 381(c) of the Code, subject to the provisions and limitations specified in sections 381, 382, 383 and 384 of the Code and the regulations thereunder. Under section 381(b) of the Code, the tax year of Global Bond will end on the date of the Reorganization.

     Our opinion represents our best legal judgment with respect to the proper Federal income tax treatment of the Reorganization, based on the facts contained in the Plan, the N-14 Registration Statement and the Representations. Our opinion assumes the accuracy of the facts as described in the Plan, the N-14 Registration Statement and the Representations and could be affected if any of the facts as so described are inaccurate.

     We are furnishing this opinion letter to the addressees hereof, solely for the benefit of such addressees in connection with the Reorganization. This opinion letter is not to be used, circulated, quoted or otherwise referred to for any other purpose.

                                            Very truly yours,

                                            /s/ Sidley Austin Brown & Wood LLP

                        SIDLEY AUSTIN BROWN & WOOD LLP


       CHICAGO                 787 SEVENTH AVE.                BEIJING
        ----               NEW YORK, NEW YORK 10019             ----
       DALLAS               TELEPHONE 212 839 5300             GENEVA
        ----                FACSIMILE 212 839 5599              ----
     LOS ANGELES                www.sidley.com                HONG KONG
        ----                                                    ----
    SAN FRANCISCO                FOUNDED 1866                  LONDON
        ----                                                    ----
   WASHINGTON, D.C.                                           SHANGHAI
        ----                                                    ----
                                                             SINGAPORE
                                                                ----
                                                               TOKYO





                                            April 7, 2003



Core Bond Portfolio, a series of
Merrill Lynch Bond Fund, Inc.
800 Scudders Mill Road
Plainsboro, New Jersey  08536

The Corporate Fund Accumulation Program, Inc.
800 Scudders Mill Road
Plainsboro, New Jersey  08536


                    Re:   Reorganization of  The Corporate Fund
                          Accumulation Program, Inc.
                          and Core Bond Portfolio,
                          a series of Merrill Lynch Bond Fund, Inc.
                          -----------------------------------------

Ladies and Gentlemen:

     You have requested our opinion as to certain Federal income tax consequences of the acquisition by Core Bond Portfolio ("Core Bond"), a series of Merrill Lynch Bond Fund, Inc., of substantially all of the assets of, and the assumption by Core Bond of substantially all of the liabilities of, The Corporate Fund Accumulation Program, Inc. ("Corporate Fund") and the simultaneous distribution of newly-issued shares of common stock, par value $.10 per share, of Core Bond to the shareholders of Corporate Fund (the "Reorganization"). After the Reorganization, Corporate Fund will cease to operate, will have no assets remaining, will have final Federal and state (if any) tax returns filed on its behalf and will dissolve under Maryland law.

     This opinion letter is furnished pursuant to Sections 16(h) and 17(l) of the Agreement and Plan of Reorganization, dated as of December 4, 2002, by and among Mercury Funds II, on

SIDLEY AUSTIN BROWN & WOOD LLP                                        NEW YORK

Core Bond Portfolio
The Corporate Fund Accumulation Program, Inc.
April 7, 2003
Page 2



behalf of Mercury Total Return Bond Fund, Merrill Lynch Investment Managers Funds, Inc., on behalf of Merrill Lynch Total Return Bond Fund, Merrill Lynch Global Bond Fund for Investment and Retirement, Fund Asset Management Master Trust, on behalf of Total Return Bond Master Portfolio, Corporate Fund and Merrill Lynch Bond Fund, Inc., on behalf of Core Bond (the "Plan"). All terms used herein, unless otherwise defined, are used as defined in the Plan.

     In rendering our opinion, we have reviewed and relied upon (a) the Plan,
(b) the Registration Statement on Form N-14 (File No. 333-100666), Pre-Effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, and a copy of the Joint Proxy Statement and Prospectus and the Statement of Additional Information as filed in Pre-Effective Amendment No. 1 to the Registration Statement (collectively, the "N-14 Registration Statement") by Merrill Lynch Bond Fund, Inc., with the Securities and Exchange Commission, and (c) certain representations concerning the Reorganization made by Corporate Fund dated April 7, 2003 and (d) certain representations concerning the Reorganization made by Core Bond dated April 7, 2003 (together, the "Representations").

     Based upon current law, including cases and administrative interpretations thereof and on the reviewed materials listed above, it is our opinion that:

1. The acquisition by Core Bond of substantially all of the assets of Corporate Fund, as described in the Plan, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and Core Bond and Corporate Fund will each be a "party" to a reorganization within the meaning of section 368(b) of the Code.

2. In accordance with section 361(a) of the Code, Corporate Fund will not recognize any gain or loss either on the transfer of substantially all of its assets to Core Bond in exchange solely for shares of common stock of Core Bond or on the simultaneous distribution of shares of common stock of Core Bond to shareholders of Corporate Fund.

3. Under section 1032 of the Code, Core Bond will recognize no gain or loss as a result of the Reorganization.

4. In accordance with section 354(a)(1) of the Code, shareholders of Corporate Fund will recognize no gain or loss on the exchange of their shares of Corporate Fund for shares of common stock of Core Bond.

5. The basis of the assets of Corporate Fund received by Core Bond will be the same as the basis of such assets to Corporate Fund immediately before the Reorganization under section 362(b) of the Code.

SIDLEY AUSTIN BROWN & WOOD LLP                                        NEW YORK

Core Bond Portfolio
The Corporate Fund Accumulation Program, Inc.
April 7, 2003
Page 3



6. Under section 358 of the Code, immediately after the Reorganization the basis of shares of common stock of Core Bond received by shareholders of Corporate Fund will be the same as the basis of their shares of Corporate Fund exchanged pursuant to the Reorganization.

7. Under section 1223 of the Code, the holding period of shares of common stock of Core Bond received in the Reorganization will include the holding period of the shares of Corporate Fund exchanged pursuant to the Reorganization, provided that such shares of Corporate Fund were held as a capital asset on the date of the Reorganization.

8. The holding period of the assets acquired by Core Bond from Corporate Fund will include the period during which such assets were held by Corporate Fund under section 1223 of the Code.

9. Pursuant to section 381(a) of the Code and section 1.381(a)-1 of the Income Tax Regulations, Core Bond will succeed to and take into account the items of Corporate Fund described in section 381(c) of the Code, subject to the provisions and limitations specified in sections 381, 382, 383 and 384 of the Code and the regulations thereunder. Under section 381(b) of the Code, the tax year of Corporate Fund will end on the date of the Reorganization.

     Our opinion represents our best legal judgment with respect to the proper Federal income tax treatment of the Reorganization, based on the facts contained in the Plan, the N-14 Registration Statement and the Representations. Our opinion assumes the accuracy of the facts as described in the Plan, the N-14 Registration Statement and the Representations and could be affected if any of the facts as so described are inaccurate.

     We are furnishing this opinion letter to the addressees hereof, solely for the benefit of such addressees in connection with the Reorganization. This opinion letter is not to be used, circulated, quoted or otherwise referred to for any other purpose.

                                            Very truly yours,

                                            /s/ Sidley Austin Brown & Wood LLP